FINANCIAL AND OTHER INCOME, NET	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
FINANCIAL AND OTHER INCOME, NET

NOTE 11: - FINANCIAL AND OTHER INCOME, NET

	Year ended December 31,
	2022	2021	2020

Interest income	$1,437	$894	$1,765
Bank fees and other finance expenses	(27)	(25)	(42)
Foreign currency transaction adjustments	340	(1)	63
Gain (loss) from sales and disposals of fixed assets	(12)	3	12

Financial and other income, net	$1,738	$871	$1,798